UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 31, 2015

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CENTURY COMMUNITIES, INC.

(Exact name of registrant as specified in its charter)

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Delaware

(State or Other Jurisdiction of Incorporation)

001-36491	68-0521411
(Commission File Number)	(I.R.S. Employer Identification Number)

8390 East Crescent Parkway, Suite 650 Greenwood Village, Colorado	80111
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 770-8300

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.Entry Into a Material Definitive Agreement.

On July 31, 2015, Century Communities, Inc., a Delaware corporation (the “Company”), entered into a First Modification Agreement (the “First Modification Agreement”) with Texas Capital Bank, National Association, as Administrative Agent, the lenders party thereto, and the subsidiary guarantors of the Company party thereto.  The First Modification Agreement modifies the Credit Agreement, dated as of October 21, 2014 (the “Credit Agreement”), among the Company, the lenders from time to time party thereto, and Texas Capital Bank, National Association, as Administrative Agent and L/C Issuer, which provided the Company with a revolving line of credit (the “Credit Facility”) of up to $120 million.

The First Modification Agreement, among other things, (i) increases the Credit Facility from $120 million to $200 million, (ii) extends the maturity date of the Credit Facility from October 21, 2017 to October 21, 2018, (iii) admits Bank of America, N.A. as a new lender under the Credit Facility, and (iv) provides an option for the Company to request, from time to time, an additional increase in the amount of the Credit Facility of up to $100 million, subject to the terms and conditions of the First Modification Agreement and the Credit Agreement.

The foregoing summary of the First Modification Agreement does not purport to be complete and is qualified in its entirety by reference to the complete terms of the First Modification Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01.Other Events.

On August 3, 2015, the Company issued a press release announcing that it has increased the Credit Facility to $200 million, with an accordion feature allowing the Company to increase the borrowing capacity to $300 million, subject to certain approvals.  A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.Financial Statements and Exhibits.

(d)Exhibits.

Exhibit Number	Description
10.1

First Modification Agreement, dated as of July 31, 2015, by and among the Company, Texas Capital Bank, National Association, as Administrative Agent, the lenders party thereto, and the subsidiary guarantors of the Company party thereto.

99.1	Press Release, dated August 3, 2015, announcing expansion of Credit Facility.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 4, 2015Century Communities, Inc.

By:      /s/ David Messenger

David Messenger

Chief Financial Officer (principal financial officer and principal accounting officer)

EXHIBIT INDEX

Exhibit Number	Description
10.1

First Modification Agreement, dated as of July 31, 2015, by and among the Company, Texas Capital Bank, National Association, as Administrative Agent, the lenders party thereto, and the subsidiary guarantors of the Company party thereto.

99.1	Press Release, dated August 3, 2015, announcing expansion of Credit Facility.